EXHIBIT 32.1
COMMERCIAL BANCSHARES, INC.
SARBANES-OXLEY ACT SECTION 906
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350
I, Robert E. Beach, the Chief Executive Officer of Commercial Bancshares, Inc. (the “Company”), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended March 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert E. Beach

Chief Executive Officer
Dated: May 08, 2009